Exhibit 10.2

Prepared by, and after recording

return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(NEW HAMPSHIRE)

(CITY OF NASHUA, HILLSBOROUGH COUNTY)

(CLOVELLY APARTMENTS)

Fannie Mae Multifamily Security Instrument	Form 6025.NH
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by CLOVELLY APARTMENTS LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Massachusetts, with an address at c/o The Hamilton Company, Inc., 39 Brighton Avenue, Boston, Massachusetts 02134, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, with an address of 11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys with Mortgage Covenants to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located in the City of Nashua, County of Hillsborough, State of New Hampshire, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable, and affirmatively states that all parties having a homestead right in the Mortgaged Property have joined this Security Instrument to release such homestead rights. This Security Instrument is upon the statutory conditions, for any breach of which Lender shall have and may exercise the statutory power of sale pursuant to NH RSA 479:25 and 26.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 1
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.             Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 2
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Event of Default” has the meaning set forth in the Loan Agreement.

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)            any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)            the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)            Taxes; and

(d)            amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 3
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)            the Land;

(b)            the Improvements;

(c)            the Personalty;

(d)            current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 4
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

(f)            awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)           contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)           Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)             earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)             Imposition Deposits;

(k)            refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)             tenant security deposits;

(m)           names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)           Collateral Accounts and all Collateral Account Funds;

(o)           products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 5
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(p)             all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 6
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.             Security Agreement; Fixture Filing.

(a)             To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)             Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 7
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)             All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

3.             Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)             As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)             Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 8
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

(d)            If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 9
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

(f)            The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)             obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)             obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)             responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 10
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(g)             Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

4.             Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)             paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)             entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)             obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)             paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 11
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

5.             Default; Acceleration; Remedies.

(a)           This Security Instrument is upon the STATUTORY CONDITIONS, for any breach of which, or if an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law, including NH RSA 479:19. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

(b)           Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)             Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)             Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to make one or more successive bids upon and become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

(3)             within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty and a copy of notice of sale and affidavit, pursuant to NH RSA 479:26 I. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 12
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(4)             the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

(c)            Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)            In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 13
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)             Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

6.             Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.             Waiver of Redemption; Rights of Tenants.

(a)             Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)             Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 14
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)            Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)            if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

(b)             Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.             Notice.

(a)            All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)            deemed given on the earlier to occur of:

(A)            the date when the notice is received by the addressee; or

(B)             if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 15
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)             Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)             Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.             Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

10.           Release.

Upon payment in full of the Indebtedness, Lender shall cause the release of this Security Instrument and Borrower shall pay Lender’s costs incurred in connection with such release.

11.           Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 16
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

12.           OPEN-END MORTGAGE; FUTURE ADVANCES BY LENDER; CONTINGENT OBLIGATIONS.

Upon request of Borrower, Lender may, at its sole option, from time to time, make future advances to or for the account of Borrower; provided, however, that the total principal Indebtedness secured hereby and remaining unpaid, including any such future advances, shall not at any time exceed two hundred percent (200%) of the original principal amount of the Note. Nothing herein contained shall limit the amount secured by this Security Instrument if such amount is increased by protective advances, made by or on behalf of Lender to protect or preserve its rights and its security in the Mortgaged Property, under Section 4 of this Security Instrument as it may deem necessary. Borrower shall pay when due all such future advances with interest and other charges thereon, as applicable, and Borrower agrees that the same, and any note and agreement evidencing the same, shall be secured by this Security Instrument. All provisions of this Security Instrument shall apply to each future advance as well as to all other indebtedness secured hereby. To the extent any obligations of Borrower contained in this Security Instrument, including the indemnities of Borrower, are contingent obligations, then such contingent obligations are secured by this Security Instrument with record priority. NOTWITHSTANDING THAT THIS SECURITY INSTRUMENT MAY SECURE ADDITIONAL INDEBTEDNESS OF BORROWER TO LENDER, BORROWER ACKNOWLEDGES AND AGREES THAT LENDER IS UNDER NO OBLIGATION TO MAKE ANY FURTHER EXTENSIONS OF CREDIT TO BORROWER IN EXCESS OF THE PRINCIPAL AMOUNT OF THE NOTE, THAT NO REPRESENTATIONS, ASSURANCES OR PROMISES HAVE BEEN MADE BY LENDER REGARDING ANY FURTHER EXTENSIONS AND THAT THE DECISION TO MAKE OR DECLINE TO MAKE ANY SUCH EXTENSIONS, AS WELL AS THE TERMS OF ANY PROPOSED EXTENSIONS, ARE WITHIN THE SOLE AND ABSOLUTE DISCRETION OF LENDER, WHICH MAY DECLINE TO MAKE SUCH EXTENSIONS FOR ANY REASON OR FOR NO REASON AT ALL.

13.           Miscellaneous Provisions.

(a)             This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

(b)             The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 17
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            The following rules of construction shall apply to this Security Instrument:

(1)             The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)             Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)             Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)             Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)             As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)             Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)             Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

(8)             All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)             “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

14.           Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 18
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

15.           WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page 19
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

CLOVELLY APARTMENTS LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By:	Clovelly Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

	By:		(SEAL)
	Name:	Jameson Brown
	Title:	Treasurer

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page S-1
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________          , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of Clovelly Apartments, Inc., a Massachusetts corporation, the General Partner of Clovelly Apartments Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________          , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of Clovelly Apartments, Inc., a Massachusetts corporation, the General Partner of Clovelly Apartments Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page S-2
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational

identification number of Borrower (as Debtor under any

applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: Clovelly Apartments

Limited Partnership

Debtor Chief Executive Office Address:

c/o The Hamilton Company, Inc.

39 Brighton Avenue

Boston, Massachusetts 02134

Attn: Jameson Brown, CEO and Andrew Bloch, CFO

Debtor Organizational ID Number: L95500888

The name and chief executive office of Lender (as

Secured Party) are:

Secured Party Name: KeyBank National Association

Secured Party Chief Executive Office Address:

127 Public Square

Cleveland, Ohio 44114

Lender Notice Address:

KeyBank Real Estate Capital - Servicing Department

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Mail code: KS-01-11-0501

Attention: Servicing Manager

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page S-3
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

CLOVELLY APARTMENTS

EXHIBIT A

A certain tract or parcel of land with the buildings thereon situated on the west side of Concord Street in the City of Nashua, County of Hillsborough and State of New Hampshire, being bounded and described as follows:

Beginning at a stone bound set in the westerly line of said Concord Street at the southeasterly corner of the parcel herein described and at the northeasterly corner of land now or formerly of the Public Service Co. of N.H.; thence running

(1) Northerly by the westerly line of Concord Street about 133.0 feet to a stone bound; thence turning and running

(2) Still northerly by the westerly line of Concord Street 514.43 feet to a stone bound; thence turning and running

(3) Still northerly by the westerly line of Concord Street 102.50 feet to a stone bound; thence turning and running

(4) Still northerly by the westerly line of Concord Street 29.18 feet to a stone bound at a point of curve; thence turning and running

(5) Still northerly by the westerly line of Concord Street by the curve about 10.8 feet to a point; (The total distance by the westerly line of Concord Street being approximately 790 feet); thence turning and running

(6) Westerly on a line 60 feet southerly from and parallel to the southerly line of land now or formerly of Carpenter a distance of about 405 feet to a stone bound; thence turning and running

(7) Southerly about 1,000 feet to a stone bound set in the northerly line of the Henri Burque Highway; thence turning and running

(8) Easterly by the northerly line of the Henri Burque Highway about 142 feet to land now or formerly of Dodge; thence turning and running

(9) Northerly by said Dodge land about 181.5 feet to a bound; thence turning and running

(10) Easterly by said Dodge land about 3 feet to an iron pipe at land of Public Service Co. of N.H.; thence turning and running

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page A-1
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(11) Northerly by said Public Service Co. of N.H. land about 125 feet to a point; thence turning and running

(12) Easterly by said Public Service Co. of N.H. land about 237 feet to the place of beginning.

Containing 8 acres, more or less.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page A-2
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.             Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.             Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.             Section 10 of the Security Instrument is hereby amended and restated as follows:

10.          Release.

Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page B-1
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.             Section 11 of the Security Instrument is hereby amended and restated as follows:

11.           Governing Law; Consent to Jurisdiction and Venue.

The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 15 of this Security Instrument.

5.             The following section is hereby added to the Security Instrument as Section 16 (Substitution):

16.           Substitution.

The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.             The following section is hereby added to the Security Instrument as Section 17 (Remedies Against Other Collateral):

17.           Remedies Against Other Collateral.

Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.NH	Page B-2
New Hampshire (Clovelly Apartments, City of Nashua, Hillsborough County)	09-20	© 2020 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording

return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(MASSACHUSETTS)

(NORFOLK COUNTY AND SUFFOLK COUNTY)

(COMMONWEALTH APARTMENTS)

Fannie Mae Multifamily Security Instrument	Form 6025.MA
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by COMMONWEALTH 1144 LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Massachusetts, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located at the municipal address of 1144 Commonwealth Ave, Allston, Massachusetts 02134 in the County of Norfolk and the County of Suffolk, Commonwealth of Massachusetts, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. This Security Instrument and all of the grants herein, are made with MORTGAGE COVENANTS within the meaning of M.G.L.c. 183 Section 19.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 1
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.            Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 2
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)           any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)           the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)           Taxes; and

(d)           amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 3
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)           the Land;

(b)           the Improvements;

(c)           the Personalty;

(d)           current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 4
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)           insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

(f)            awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)           contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)           Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)            earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)            Imposition Deposits;

(k)           refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)            tenant security deposits;

(m)          names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)           Collateral Accounts and all Collateral Account Funds;

(o)           products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 5
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(p)           all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 6
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.            Security Agreement; Fixture Filing.

(a)           To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)           Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 7
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)           All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

3.            Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)           As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)           Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 8
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)           If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

(d)           If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 9
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)           Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

(f)            The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)            obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)            obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)            responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 10
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(g)           Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

4.            Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)           paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)           entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)           obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)           paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 11
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

5.            Default; Acceleration; Remedies.

(a)           If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

(b)           This Security Instrument is made upon the STATUTORY CONDITION provided for by M.G.L.c. 183 Section 20, and upon the further condition that all covenants and agreements of Borrower contained in this Security Instrument shall be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default shall exist and continue under this Security Instrument, Lender shall have, as to the Mortgaged Property, the STATUTORY POWER OF SALE. Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)            Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)            Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 12
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(3)            within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

(4)            the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

(c)           Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)           In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

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Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)           Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

6.            Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.            Waiver of Redemption; Rights of Tenants.

(a)           Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)            Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

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Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)            Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)            if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

(b)           Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.            Notice.

(a)           All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)            deemed given on the earlier to occur of:

 (A)           the date when the notice is received by the addressee; or

 (B)            if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

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Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)           Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)           Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.            Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

10.          Release.

Upon payment of the Indebtedness, Lender shall discharge this Security Instrument. Borrower shall pay Lender’s reasonable costs incurred in discharging this Security Instrument.

11.          Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

12.          Miscellaneous Provisions.

(a)           This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

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Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)           The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)           The following rules of construction shall apply to this Security Instrument:

(1)            The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)            Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)            Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)            Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)            As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)            Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)            Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

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HAMILTON/KeyBank (2021 MCFA)

(8)            All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)            “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

13.          Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

14.          WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

COMMONWEALTH 1144 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Commonwealth Apartments, Inc.,
a Massachusetts corporation,
its General Partner

By:		(SEAL)
Name:	Ronald Brown
Title:	President

By:		(SEAL)
Name:	Jameson Brown
Title:	Treasurer

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HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________          , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of Commonwealth Apartments, Inc., a Massachusetts corporation, the General Partner of Commonwealth 1144 Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________          , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of Commonwealth Apartments, Inc., a Massachusetts corporation, the General Partner of Commonwealth 1144 Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

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HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational

identification number of Borrower (as Debtor under any

applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: Commonwealth 1144

Limited Partnership

Debtor Chief Executive Office Address:

c/o The Hamilton Company, Inc.

39 Brighton Avenue

Boston, Massachusetts 02134

Attn: Jameson Brown, CEO and Andrew Bloch, CFO

Debtor Organizational ID Number: L95503510

The name and chief executive office of Lender (as

Secured Party) are:

Secured Party Name: KeyBank National Association

Secured Party Chief Executive Office Address:

127 Public Square

Cleveland, Ohio 44114

Lender Notice Address:

KeyBank Real Estate Capital - Servicing Department

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Mail code: KS-01-11-0501

Attention: Servicing Manager

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HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH APARTMENTS

EXHIBIT A

Parcel I (1144 Commonwealth Avenue)

A certain parcel of land with the buildings thereon situated partly in that part of Boston formerly known as Brighton and partly in Brookline, being shown as Lot 5 on a plan entitled "Plan of Land in Boston and Brookline," dated December 12, 1924, prepared by S.L. Leftovith, Consulting Surveyor, recorded in the Suffolk County Registry of Deeds in Book 4671, Page 563, and being further bounded and described as follows:

NORTHERLY	by Commonwealth Avenue, fifty-nine and 04/100 (59.04) feet;

NORTHEASTERLY	by Lot 6 on said plan by a line running through a brick party wall, forty-five (45) feet;

EASTERLY	by said Lot 6, thirty-three and 29/100 (33.29) feet;

NORTHEASTERLY	again by said Lot 6 by a line running through a brick party wall, fifty-five and 11/100 (55.11) feet;

SOUTHERLY	by the middle line of a passageway as shown on said plan, ninety and 74/100 (90.74) feet;

WESTERLY	by Lot 4 on said plan by a line running in part through a brick party wall, one hundred thirty-four and 23/100 (134.23) feet.

Containing 10,062 square feet of land, more or less, according to said plan.

Parcel II (1152 Commonwealth Avenue)

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-1
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HAMILTON/KeyBank (2021 MCFA)

A certain parcel of land, with the buildings thereon, situated partly in that part of Boston, Suffolk County, Massachusetts, formerly called Brighton, on the southerly side of Commonwealth Avenue, being numbered 1152 on said Commonwealth Avenue, and partly in Brookline, Norfolk County, Massachusetts, and shown as Lot 3 on a plan entitled "Plan of Land in Boston (Brighton)," dated July 19, 1923, prepared by S.L. Leftovith, Surveyor, and recorded in the Suffolk County Registry of Deeds in Book 4478, Page 45, and being further bounded and described as follows:

NORTHERLY	by said Commonwealth Avenue, seventy-two and 06/100 (72.06) feet;

EASTERLY	by Lot No. 4 (Parcel No. IV below), as shown on said plan, one hundred thirty-three and 30/100 (133.30) feet;

SOUTHERLY	by the middle line of a passageway shown on said plan, seventy-two and 5/100 (72.05) feet; and

WESTERLY	by Lot No. 2 (Parcel III below) hereinafter described, as shown on said plan, by a line running in part through the middle of the partition wall, one hundred thirty-three (133) feet.

Containing 9,582 square feet of land, more or less, according to said plan.

Parcel III (1156 Commonwealth Avenue)

A certain parcel of land with the buildings thereon situated partly in that part of said Boston formerly called Brighton, on the southerly side of Commonwealth Avenue, being now numbered 1156 on said Commonwealth Avenue, and partly in said Brookline, and being shown as Lot No. 2 on a plan entitled "Plan of Land in Boston (Brighton)," dated July 19, 1923, prepared by S.L. Leftovith, Surveyor, and recorded in the Suffolk County Registry of Deeds in Book 4478, Page 45, and being further bounded and described as follows:

NORTHERLY	by said Commonwealth Avenue, seventy-two and 31/100 (72.31) feet;

EASTERLY	by said Lot No. 3 (Parcel II above) on said plan, by a line running in part through the middle of a partition wall, one hundred thirty-three (133) feet;

SOUTHERLY	by the middle line of a passageway shown on said plan, seventy-two and 53/100 (72.53) feet; and

WESTERLY	by Lot No. 1 on said plan, by a line running in part through the middle of a partition wall, one hundred thirty-three and 33/100 (133.33) feet.

Containing 9,584 square feet of land, more or less, according to said plan.

Parcel IV (1148 Commonwealth Avenue)

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HAMILTON/KeyBank (2021 MCFA)

The land, with the buildings thereon, situated in the Allston District of Boston, and partly in Brookline, shown as Lot 4 on a plan entitled "Plan of Land in Boston (Brighton)," dated July 19, 1923, prepared by S.L. Leftovith, Surveyor, and recorded in the Suffolk County Registry of Deeds in Book 4478, Page 45, and being further bounded and described as follows:

Beginning at the northeasterly corner thereof by Commonwealth Avenue at a point one hundred thirteen and 66/100 (113.66) feet westerly from the westerly line of Thorndike Street measured along the southeasterly line of Commonwealth Avenue;

THENCE Southwesterly by said Avenue, seventy-two and 45/100 (72.45) feet to Lot 3 as shown on said plan;

THENCE Southeasterly by said Lot 3 (Parcel II above), in part through the middle of a partition wall, one hundred thirty-three and 3/10 (133.3) feet to the middle of a passageway, sixteen (16) feet wide;

THENCE Northeasterly by the middle line of said passageway, seventy-two and 36/100 (72.36) feet to an angle;

THENCE Northwesterly in part through the middle of a partition wall, one hundred thirty-four and 23/100 (134.23) feet to said Avenue and the point of beginning.

Containing 9,627 square feet of land, more or less, according to said plan.

Parcel V (1160 Commonwealth Avenue)

A certain parcel of land with the buildings thereon situated in that part of Boston formerly Brighton in the County of Suffolk and Commonwealth of Massachusetts, being bounded and described as follows:

NORTHERLY	by the southerly line of Commonwealth Avenue, sixty-seven and 22/100 (67.22) feet;

EASTERLY	by land now or formerly of Thomas J. Hixon, et al, the line running in part through the middle of a twelve (12) inch brick wall, one hundred twenty-five and 54/100 (125.54) feet;

SOUTHERLY	by the northerly line of a way, as shown on the plan hereinafter mentioned, one hundred twenty-two and 40/100 (122.40) feet; and

WESTERLY	by land now or formerly of Louis J. Binda, one hundred thirty and 48/100 (130.48) feet.

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HAMILTON/KeyBank (2021 MCFA)

All of said boundaries are determined by the Court to be located as shown on a plan drawn by S. Albert Kaufmann, Surveyor, dated February 19, 1957, as modified and approved by the Court, filed in the Land Registration Office as Plan No. 27369-A, a copy of a portion of which is filed in the Suffolk Registry District of the Land Court with Certificate of Title No. 62659, and shown as Lot 1 thereon.

The above described land has the benefit of such easements, if any, as were in force at the date of the original decree by reason of the existence of the twelve (12) inch brick wall on the easterly side thereof as shown on said plan.

There is appurtenant to the above described land the right to use the whole of said way shown on said plan to Thorndike Street, as set forth in a grant made by Laura Logan to Charles L. Frank dated April 27, 1923 duly recorded in the Suffolk County Registry of Deeds in Book 4462, Page 64, in common with all other persons lawfully entitled thereto.

Parcel VI (1160 Commonwealth Avenue - Passageway)

A certain parcel of land situated in Brookline in the County of Norfolk and said Commonwealth, bounded and described as follows:

SOUTHERLY	by the middle of a way, shown on the plan hereinafter referred to, one hundred twenty-five and 77/100 (125.77) feet;

WESTERLY	by land now or formerly of Louis J. Binda, eight and 28/100 (8.28) feet;

NORTHERLY	by land now or formerly of Dorann Realty, Inc., one hundred twenty-two and 40/100 (122.40) feet; and

EASTERLY	by a line crossing said way, eight (8) feet.

Said parcel is shown as Lot 2 on a plan drawn by S. Albert Kaufmann, Surveyor, dated February 19, 1957, as modified and approved by the Land Court, filed in the Land Registration Office as Plan No. 27369-A, a copy of a portion of which is filed in the Norfolk Registry District of the Land Court with Certificate of Title No. 59182, Book 296.

There is appurtenant to the above described land the right to use the whole of said way, shown on said plan, to Thorndike Street as set forth in a grant made by Laura Logan to Charles L. Frank dated April 27, 1923 and duly recorded in Book 1573, Page 429, in common with all other persons lawfully entitled thereto.

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HAMILTON/KeyBank (2021 MCFA)

Being the same premises conveyed to Commonwealth 1144 Limited Partnership by deed of Sally A. Starr and Lisa A. Brown, Trustees of Omnibus Realty Trust dated June 19, 1995 and recorded in the Suffolk County Registry of Deeds in Book 19837, Page 96 and filed in the Suffolk Registry District of the Land Court as Document No. 527566 with Certificate of Title No. 109723 and recorded in the Norfolk County Registry of Deeds in Book 10936, Page 426 and filed in the Norfolk Registry District of the Land Court as Document No. 716744 with Certificate of Title No. 144874.

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HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.             Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.             Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.             Section 10 of the Security Instrument is hereby amended and restated as follows:

10.          Release.

Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

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HAMILTON/KeyBank (2021 MCFA)

4.             Section 11 of the Security Instrument is hereby amended and restated as follows:

11.          Governing Law; Consent to Jurisdiction and Venue.

The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 14 of this Security Instrument.

5.             The following section is hereby added to the Security Instrument as Section 15 (Substitution):

15.          Substitution.

The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.             The following section is hereby added to the Security Instrument as Section 16 (Remedies Against Other Collateral):

16.          Remedies Against Other Collateral.

Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-2
Massachusetts (Commonwealth Apartments, Norfolk County and Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording

return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(MASSACHUSETTS)

(SUFFOLK COUNTY)

(COMMONWEALTH GARDENS)

Fannie Mae Multifamily Security Instrument	Form 6025.MA
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by COMMONWEALTH 1137 LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Massachusetts, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located at the municipal address of 1137 Commonwealth Ave, Allston, Massachusetts 02134 in the County of Suffolk, Commonwealth of Massachusetts, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. This Security Instrument and all of the grants herein, are made with MORTGAGE COVENANTS within the meaning of M.G.L.c. 183 Section 19.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 1
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.             Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 2
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)            any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)           the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)           Taxes; and

(d)           amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 3
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)            the Land;

(b)           the Improvements;

(c)            the Personalty;

(d)           current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

(e)            insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 4
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)           contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)           Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)             earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)             Imposition Deposits;

(k)            refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)             tenant security deposits;

(m)           names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)           Collateral Accounts and all Collateral Account Funds;

(o)           products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

(p)           all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 5
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 6
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.             Security Agreement; Fixture Filing.

(a)           To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)           Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 7
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)           All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

3.             Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)           As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)           Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 8
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

(d)           If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

(e)            Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 9
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)            obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)            obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)            responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

(g)           Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 10
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.             Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)            paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)           entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)           obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)           paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

5.             Default; Acceleration; Remedies.

(a)            If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 11
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)           This Security Instrument is made upon the STATUTORY CONDITION provided for by M.G.L.c. 183 Section 20, and upon the further condition that all covenants and agreements of Borrower contained in this Security Instrument shall be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default shall exist and continue under this Security Instrument, Lender shall have, as to the Mortgaged Property, the STATUTORY POWER OF SALE. Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)            Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)            Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

(3)            within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

(4)            the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 12
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)           In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

(e)           Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 13
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

6.            Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.            Waiver of Redemption; Rights of Tenants.

(a)           Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)           Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

(2)           Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)           if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 14
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)           Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.             Notice.

(a)           All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)           deemed given on the earlier to occur of:

(A)          the date when the notice is received by the addressee; or

(B)           if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

(b)           Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)           Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.             Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 15
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

10.           Release.

Upon payment of the Indebtedness, Lender shall discharge this Security Instrument. Borrower shall pay Lender’s reasonable costs incurred in discharging this Security Instrument.

11.           Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

12.           Miscellaneous Provisions.

(a)            This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

(b)           The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)            The following rules of construction shall apply to this Security Instrument:

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 16
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(1)           The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)           Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)            Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)            Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)            As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)            Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)            Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

(8)            All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)            “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

13.          Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 17
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

14.          WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

|X|	Exhibit A	Description of the Land (required)

|X|	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 18
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

COMMONWEALTH 1137 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Commonwealth Gardens, Inc., a Massachusetts corporation, its General Partner

	By:	(SEAL)
	Name:	Ronald Brown
	Title:	President

	By:	(SEAL)
	Name:	Jameson Brown
	Title:	Treasurer

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-1
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________      , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of Commonwealth Gardens, Inc., a Massachusetts corporation, the General Partner of Commonwealth 1137 Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________      , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of Commonwealth Gardens, Inc., a Massachusetts corporation, the General Partner of Commonwealth 1137 Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-2
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational
identification number of Borrower (as Debtor under any
applicable Uniform Commercial Code) are:
Debtor Name/Record Owner: Commonwealth 1137
Limited Partnership
Debtor Chief Executive Office Address:
c/o The Hamilton Company, Inc.
39 Brighton Avenue
Boston, Massachusetts 02134
Attn: Jameson Brown, CEO and Andrew Bloch, CFO
Debtor Organizational ID Number: L95503511

The name and chief executive office of Lender (as
Secured Party) are:
Secured Party Name: KeyBank National Association
Secured Party Chief Executive Office Address:
127 Public Square
Cleveland, Ohio 44114

Lender Notice Address: KeyBank Real Estate Capital - Servicing Department 11501 Outlook Street, Suite 300 Overland Park, Kansas 66211 Mail code: KS-01-11-0501 Attention: Servicing Manager

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-3
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH GARDENS

EXHIBIT A

A certain parcel of land with the buildings thereon now known as and numbered 1131-1137 Commonwealth Avenue situated in that part of Boston, Suffolk County, Massachusetts formerly called Brighton, comprising of Lots B and C on George H. Sherman's plan dated December 15, 1914, recorded with the Suffolk County Registry of Deeds in Book 3853, Page 485, and more particularly bounded and described as follows:

SOUTHEASTERLY	by Commonwealth Avenue by a curved line, in all 136.10 feet;

NORTHEASTERLY	by land now or formerly of Abraham Kantor et al 112.50 feet;

NORTHWESTERLY	by the middle of a 15 foot passageway running Northeasterly from St. Lukes Road as shown in part on said plan, in all 127.78 feet; and

SOUTHWESTERLY	by Lot A on said plan by a line in part through the middle of a 12 inch wall 112.59 feet.

Said premises contains 14,843± square feet of land, more or less.

Being the same premises conveyed to Commonwealth 1137 Limited Partnership by deed of Sally A. Starr and Lisa A. Brown, Trustees of Omnibus Realty Trust dated June 19, 1995 and recorded in the Suffolk County Registry of Deeds in Book 19837, Page 218.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-1
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.             Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.             Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.             Section 10 of the Security Instrument is hereby amended and restated as follows:

10.          Release.

Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-1
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.             Section 11 of the Security Instrument is hereby amended and restated as follows:

11.          Governing Law; Consent to Jurisdiction and Venue.

The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 14 of this Security Instrument.

5.             The following section is hereby added to the Security Instrument as Section 15 (Substitution):

15.          Substitution.

The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.             The following section is hereby added to the Security Instrument as Section 16 (Remedies Against Other Collateral):

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-2
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

16.           Remedies Against Other Collateral.

Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-3
Massachusetts (Commonwealth Gardens, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording

return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(MASSACHUSETTS)

(SUFFOLK COUNTY)

(COURTYARD AT NORTH BEACON)

Fannie Mae Multifamily Security Instrument	Form 6025.MA
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by NORTH BEACON 140 LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Massachusetts, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located at the municipal address of 140 North Beacon St, Brighton, Massachusetts 02135 in the County of Suffolk, Commonwealth of Massachusetts, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. This Security Instrument and all of the grants herein, are made with MORTGAGE COVENANTS within the meaning of M.G.L.c. 183 Section 19.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 1
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.             Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 2
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)             any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)             the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)             Taxes; and

(d)             amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 3
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)             the Land;

(b)             the Improvements;

(c)             the Personalty;

(d)             current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 4
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

(f)            awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)           contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)           Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)             earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)             Imposition Deposits;

(k)            refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)             tenant security deposits;

(m)           names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)           Collateral Accounts and all Collateral Account Funds;

(o)           products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 5
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(p)             all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 6
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.             Security Agreement; Fixture Filing.

(a)             To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)             Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 7
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)             All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

3.             Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)             As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)             Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 8
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)             If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

(d)             If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 9
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

(f)             The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)             obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)             obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)             responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 10
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(g)           Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

4.             Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)            paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)           entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)           obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)           paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 11
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

5.             Default; Acceleration; Remedies.

(a)           If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

(b)           This Security Instrument is made upon the STATUTORY CONDITION provided for by M.G.L.c. 183 Section 20, and upon the further condition that all covenants and agreements of Borrower contained in this Security Instrument shall be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default shall exist and continue under this Security Instrument, Lender shall have, as to the Mortgaged Property, the STATUTORY POWER OF SALE. Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)             Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)             Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 12
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(3)             within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

(4)             the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

(c)            Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)           In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 13
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

6.             Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.             Waiver of Redemption; Rights of Tenants.

(a)            Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)             Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 14
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)            Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)            if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

(b)           Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.             Notice.

(a)            All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)           deemed given on the earlier to occur of:

(A)             the date when the notice is received by the addressee; or

(B)             if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 15
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)             Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)             Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.             Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

10.           Release.

Upon payment of the Indebtedness, Lender shall discharge this Security Instrument. Borrower shall pay Lender’s reasonable costs incurred in discharging this Security Instrument.

11.           Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

12.          Miscellaneous Provisions.

(a)             This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 16
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)           The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)           The following rules of construction shall apply to this Security Instrument:

(1)             The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)             Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)             Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)             Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)             As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)             Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)             Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 17
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(8)             All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)             “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

13.             Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

14.             WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 18
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

NORTH BEACON 140 LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By:	Courtyard on North Beacon, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

	By:		(SEAL)
	Name:	Jameson Brown
	Title:	Treasurer

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-1
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________          , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of Courtyard on North Beacon, Inc., a Massachusetts corporation, the General Partner of North Beacon 140 Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________          , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of Courtyard on North Beacon, Inc., a Massachusetts corporation, the General Partner of North Beacon 140 Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-2
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational

identification number of Borrower (as Debtor under any

applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: North Beacon 140 Limited

Partnership

Debtor Chief Executive Office Address:

c/o The Hamilton Company, Inc.

39 Brighton Avenue

Boston, Massachusetts 02134

Attn: Jameson Brown, CEO and Andrew Bloch, CFO

Debtor Organizational ID Number: L95503509

The name and chief executive office of Lender (as

Secured Party) are:

Secured Party Name: KeyBank National Association

Secured Party Chief Executive Office Address:

127 Public Square

Cleveland, Ohio 44114

Lender Notice Address:

KeyBank Real Estate Capital - Servicing Department

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Mail code: KS-01-11-0501

Attention: Servicing Manager

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-3
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COURTYARD AT NORTH BEACON

EXHIBIT A

The land with the buildings thereon situated in that part of Boston, Suffolk County, Massachusetts called Brighton, comprising Lots 79, 80, 81, 82, 83, 84, 85, 86, 129, 130, 132, 133, 134, 135, 136, 137, 138, 139, 140, 141, 142, 143, 144, 145 and 146, shown on the plan entitled "Property in Boston owned by the Murdock Street Land Company of Boston, Mass." dated August 1891, by E.S. Smilie, Surv., recorded in the Suffolk County Registry of Deeds in Book 2021, Page 622, together with the fee in those portions of Ridge Road lying between Murdock and Locus Streets, all as shown on said plan.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-1
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.             Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.             Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.             Section 10 of the Security Instrument is hereby amended and restated as follows:

10.           Release.

Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-1
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.             Section 11 of the Security Instrument is hereby amended and restated as follows:

11.           Governing Law; Consent to Jurisdiction and Venue.

The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 14 of this Security Instrument.

5.             The following section is hereby added to the Security Instrument as Section 15 (Substitution):

15.           Substitution.

The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.             The following section is hereby added to the Security Instrument as Section 16 (Remedies Against Other Collateral):

16.           Remedies Against Other Collateral.

Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-2
Massachusetts (Courtyard at North Beacon, Suffolk County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording

return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(MASSACHUSETTS)

(MIDDLESEX COUNTY)

(EXECUTIVE APARTMENTS)

Fannie Mae Multifamily Security Instrument	Form 6025.MA
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by EXECUTIVE APARTMENTS LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Massachusetts, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located at the municipal address of 545 Worcester Rd, Framingham, Massachusetts 01701 in the County of Middlesex, Commonwealth of Massachusetts, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. This Security Instrument and all of the grants herein, are made with MORTGAGE COVENANTS within the meaning of M.G.L.c. 183 Section 19.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 1
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.             Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 2
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)            any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)            the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)            Taxes; and

(d)            amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 3
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)            the Land;

(b)            the Improvements;

(c)            the Personalty;

(d)            current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 4
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

(f)             awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)            contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)            Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)             earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)             Imposition Deposits;

(k)            refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)             tenant security deposits;

(m)           names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)            Collateral Accounts and all Collateral Account Funds;

(o)            products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 5
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(p)            all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 6
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.             Security Agreement; Fixture Filing.

(a)            To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)            Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 7
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

3.             Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)            As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)            Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 8
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

(d)            If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 9
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

(f)             The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)            obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)            obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)            responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 10
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(g)            Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

4.             Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)            paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)            entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)            obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)            paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 11
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

5.            Default; Acceleration; Remedies.

(a)            If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

(b)            This Security Instrument is made upon the STATUTORY CONDITION provided for by M.G.L.c. 183 Section 20, and upon the further condition that all covenants and agreements of Borrower contained in this Security Instrument shall be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default shall exist and continue under this Security Instrument, Lender shall have, as to the Mortgaged Property, the STATUTORY POWER OF SALE. Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)             Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)            Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 12
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(3)            within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

(4)             the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

(c)            Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)            In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 13
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

6.             Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.            Waiver of Redemption; Rights of Tenants.

(a)            Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)             Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 14
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)             Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)            if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

(b)            Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.            Notice.

(a)            All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)            deemed given on the earlier to occur of:

(A)           the date when the notice is received by the addressee; or

(B)            if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 15
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)            Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.            Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

10.           Release.

Upon payment of the Indebtedness, Lender shall discharge this Security Instrument. Borrower shall pay Lender’s reasonable costs incurred in discharging this Security Instrument.

11.          Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

12.            Miscellaneous Provisions.

(a)            This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 16
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)            The following rules of construction shall apply to this Security Instrument:

(1)             The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)            Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)            Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)            Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)            As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)            Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)            Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 17
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(8)            All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)             “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

13.           Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

14.           WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 18
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

EXECUTIVE APARTMENTS LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By:	Executive Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

	By:		(SEAL)
	Name:	Jameson Brown
	Title:	Treasurer

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-1
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________            , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of Executive Apartments, Inc., a Massachusetts corporation, the General Partner of Executive Apartments Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________            , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of Executive Apartments, Inc., a Massachusetts corporation, the General Partner of Executive Apartments Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-2
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational

identification number of Borrower (as Debtor under any

applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: Executive Apartments

Limited Partnership

Debtor Chief Executive Office Address:

c/o The Hamilton Company, Inc.

39 Brighton Avenue

Boston, Massachusetts 02134

Attn: Jameson Brown, CEO and Andrew Bloch, CFO

Debtor Organizational ID Number: L95500890

The name and chief executive office of Lender (as

Secured Party) are:

Secured Party Name: KeyBank National Association

Secured Party Chief Executive Office Address:

127 Public Square

Cleveland, Ohio 44114

Lender Notice Address:

KeyBank Real Estate Capital - Servicing Department

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Mail code: KS-01-11-0501

Attention: Servicing Manager

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-3
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXECUTIVE APARTMENTS

EXHIBIT A

The land with the buildings thereon and with all improvements thereto situated at 545 -561 Worcester Road, Framingham, Massachusetts on the northerly side of Worcester Road in Framingham, Middlesex County, Massachusetts, known as "Executive Apartments", bounded and described as follows:

SOUTHERLY by Worcester Road, two hundred thirty-eight and 59/100 (238.59) feet;

WESTERLY by land now or formerly of Charles and Ida Sumner Greene, four hundred one and 48/100 (401.48) feet;

NORTHERLY by land now or formerly of Custom Craft Homes, Inc. and land now or formerly of Thomas and Florence M. Fraser, two hundred ninety-six and 42/100 (296.42) feet; and

EASTERLY by land now or formerly of Chester A. and Edith M. Kamola four hundred sixteen and 41/100 (416.41) feet.

Being the same premises shown on a plan entitled "Plan of Land in Framingham, Mass. property of Karl E. Sanger and Bertha H. Knight," dated February 2, 1962, prepared by Schofield Brothers, Registered Land Surveyors, recorded in the Middlesex South District Registry of Deeds as Plan #289 of 1962, in Book 10000, Page 79, and containing according to said plan, 2 acres and 22,406 square feet, more or less.

Being the same premises conveyed to Executive Apartments Limited Partnership by deed of New England Realty Associates Limited Partnership dated May 16, 1995 and recorded in the Middlesex South District Registry of Deeds in Book 25348, Page 120.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-1
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.              Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.              Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.              Section 10 of the Security Instrument is hereby amended and restated as follows:

10.           Release.

 Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-1
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.              Section 11 of the Security Instrument is hereby amended and restated as follows:

11.            Governing Law; Consent to Jurisdiction and Venue.

 The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 14 of this Security Instrument.

5.              The following section is hereby added to the Security Instrument as Section 15 (Substitution):

15.            Substitution.

 The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.              The following section is hereby added to the Security Instrument as Section 16 (Remedies Against Other Collateral):

16.            Remedies Against Other Collateral.

 Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-2
Massachusetts (Executive Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(MASSACHUSETTS)

(NORFOLK COUNTY AND PLYMOUTH COUNTY)

(HAMILTON OAKS)

Fannie Mae Multifamily Security Instrument	Form 6025.MA
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by HAMILTON OAKS ASSOCIATES, LLC, a limited liability company organized and existing under the laws of Delaware, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located at the municipal address of 30 Oak St Extension, Brockton, Massachusetts 02301 in the County of Norfolk and the County of Plymouth, Commonwealth of Massachusetts, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. This Security Instrument and all of the grants herein, are made with MORTGAGE COVENANTS within the meaning of M.G.L.c. 183 Section 19.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 1
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.	Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 2
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)            any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)            the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)            Taxes; and

(d)            amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 3
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)	the Land;

(b)	the Improvements;

(c)	the Personalty;

(d)            current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 4
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

(f)             awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)            contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)            Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)             earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)             Imposition Deposits;

(k)            refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)             tenant security deposits;

(m)           names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)            Collateral Accounts and all Collateral Account Funds;

(o)            products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 5
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(p)            all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 6
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.	Security Agreement; Fixture Filing.

(a)            To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)            Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 7
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

3.	Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)            As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)            Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 8
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

(d)            If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 9
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

(f)            The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)            obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)            obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)            responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 10
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(g)            Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

4.	Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)            paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)            entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)            obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)            paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 11
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

5.	Default; Acceleration; Remedies.

(a)            If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

(b)            This Security Instrument is made upon the STATUTORY CONDITION provided for by M.G.L.c. 183 Section 20, and upon the further condition that all covenants and agreements of Borrower contained in this Security Instrument shall be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default shall exist and continue under this Security Instrument, Lender shall have, as to the Mortgaged Property, the STATUTORY POWER OF SALE. Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)            Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)            Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 12
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(3)            within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

(4)            the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

(c)            Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)            In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 13
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

6.	Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.	Waiver of Redemption; Rights of Tenants.

(a)            Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)            Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 14
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)            Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)            if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

(b)            Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.	Notice.

(a)	All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)            deemed given on the earlier to occur of:

(A)           the date when the notice is received by the addressee; or

(B)            if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 15
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)            Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.	Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

10.	Release.

Upon payment of the Indebtedness, Lender shall discharge this Security Instrument. Borrower shall pay Lender’s reasonable costs incurred in discharging this Security Instrument.

11.	Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

12.	Miscellaneous Provisions.

(a)            This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 16
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)            The following rules of construction shall apply to this Security Instrument:

(1)            The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)            Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)            Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)            Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)            As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)            Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)            Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 17
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(8)            All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)            “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

13.	Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

14.	WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 18
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

HAMILTON OAKS ASSOCIATES, LLC,
a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

	By:	(SEAL)
	Name:	Ronald Brown
	Title:	President

	By:	(SEAL)
	Name:	Jameson Brown
	Title:	Treasurer

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-1
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________        , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of NewReal, Inc., a Massachusetts corporation, the Manager of Hamilton Oaks Associates, LLC, a Delaware limited liability company, proved to me through satisfactory evidence of identification, which were ___________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

Notary Public

My Commission Expires:

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________        , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of NewReal, Inc., a Massachusetts corporation, the Manager of Hamilton Oaks Associates, LLC, a Delaware limited liability company, proved to me through satisfactory evidence of identification, which were ___________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

Notary Public

My Commission Expires:

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-2
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational

identification number of Borrower (as Debtor under any

applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: Hamilton Oaks Associates,

LLC

Debtor Chief Executive Office Address:

c/o The Hamilton Company, Inc.

39 Brighton Avenue

Boston, Massachusetts 02134

Attn: Jameson Brown, CEO and Andrew Bloch, CFO

Debtor Organizational ID Number: 3140168

The name and chief executive office of Lender (as Secured Party) are:

Secured Party Name: KeyBank National Association

Secured Party Chief Executive Office Address:

127 Public Square

Cleveland, Ohio 44114

Lender Notice Address:

KeyBank Real Estate Capital - Servicing Department

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Mail code: KS-01-11-0501

Attention: Servicing Manager

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-3
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

HAMILTON OAKS

EXHIBIT A

PARCEL I (Unregistered):

A certain parcel of land with the buildings and improvements thereon situated in Brockton, Plymouth County, Massachusetts, shown as Lot 1 on a plan of land entitled "Plan of Land in Brockton, Mass.," prepared by R.C. Southwick Associates, dated February 19, 1974 and recorded in the Plymouth County Registry of Deeds in Plan Book 17 at Page 1077, and being further bounded and described as follows:

SOUTHERLY	by Oak Street Extension, 498.62 feet;

EASTERLY	by land designated "reserve strip (owners unknown)" on said plan, 417.58 feet;

NORTHERLY	by land of Arthur Stivaletta, Trustee, and land of Netta Construction Co., Inc., 548.65 feet;

WESTERLY	337.92 feet, by land of Harold Brown, as shown on said plan.

Said Parcel contains 202,929 square feet, according to said plan.

Together with the benefit of provisions of an Agreement for Grant of Easements dated December 22, 1972 between Harold Brown, Netta Construction Co., Inc., and Arthur Stivaletta recorded with the Plymouth County Registry of Deeds in Book 3882, Page 537.

PARCEL II (Registered):

A certain parcel of land with the buildings and improvements thereon situated in the City of Brockton, Plymouth County, Massachusetts, described as follows: Being a parcel of land as determined by the Land Court to be located as shown on Plan No. 38969A, drawn by R.C. Southwick & Associates, Surveyors, dated November 16, 1974, as modified and approved by the Court, filed with the Land Registration Office, a copy of a portion of which is filed with the Plymouth County Registry District of the Land Court with Certificate of Title No. 72618.

Together with the benefit of provisions of an Agreement for Grant of Easements dated December 22, 1972, between Harold Brown, Netta Construction Co., Inc. and Arthur Stivaletta recorded with the Plymouth County Registry of Deeds in Book 3882, Page 537.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-1
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

PARCEL III (Registered):

A certain parcel of land with the buildings and improvements thereon situated in Brockton, Plymouth County, Massachusetts and bounded and described as follows:

SOUTHEASTERLY	by Seventh Avenue, one hundred fourteen and 51/100 (114.51) feet;

SOUTHWESTERLY	by land now or formerly of Netta Construction Co., Inc., one hundred twenty and 68/100 (120.68) feet;

NORTHWESTERLY	by land now or formerly of Park West Trust, one hundred thirty-nine and 94/100 (139.94) feet; and

EASTERLY	by land now or formerly of Lewis J. Busconi, one hundred forty-four and 24/100 (144.24) feet.

All of said boundaries are determined by the Land Court to be located as shown on plan 39722A, which is filed with Certificate of Title No. 63011, the same being compiled from a plan drawn by Hayward-Boynton & Williams, Inc., Surveyors, dated August 12, 1977 and additional data on file in the Land Registration Office, all as modified and approved by the Court.

So much of said land as is included within the limits of said Seventh Avenue is subject to the rights of all persons lawfully entitled thereto in and over the same, and there is appurtenant to said land the right to use Seventh Avenue, as shown on said plan, to and from said land and Reservoir Street, in common with all other persons lawfully entitled thereto.

PARCEL IV (Unregistered):

A certain parcel of land, with the buildings and improvements thereon situated, on Reservoir Street, Benton Street, and Seventh Avenue, in Brockton, Plymouth County, Massachusetts, being shown as lots 6, 7, 8, 22, 23, 24, 25, 26, 27, and 28 on a plan of land entitled "Map of Villa lots at Oakland Heights, Brockton, Plymouth County, Massachusetts," dated October 1895, by Hayward and Howard, Civil Engineers, recorded with Plymouth County Registry of Deeds in Plan Book One, Page 171, and being together bounded and described as follows:

SOUTHEASTERLY	by Reservoir Street, as shown on said plan, one hundred fifty (150) feet;

NORTHEASTERLY	by Benton Street, as shown on said plan, two hundred ninety (290) feet, more or less;

NORTHERLY	by land now or formerly of Park West Trust on the Stoughton line, three hundred sixty-seven (367) feet, more or less;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-2
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

WESTERLY	by land now or formerly of Rose Healey, as shown as "Oakdale Park" on said plan, one hundred forty-four (144) feet, more or less;

SOUTHWESTERLY	by Seventh Avenue, as shown on said plan, two hundred fifty (250) feet, more or less;

SOUTHEASTERLY	by lots 9, 10, 11, 12 and 13, as shown on said plan, two hundred fifty (250) feet; and

SOUTHWESTERLY	by said lot 9, two hundred (200) feet.

Together with the right to use said Reservoir Street, Benton Street, Seventh Avenue, Wayne Street and Felton Street, as shown on said plan, sheets one and two, in common with others entitled thereto, for all purposes for which public ways are commonly used in the City of Brockton.

PARCEL V (Unregistered):

A certain parcel of land with the buildings and improvements located thereon situated in Stoughton, Norfolk County, Massachusetts, being a portion of Parcel III and Parcel IV, along the Brockton/Stoughton city/town line, as shown on a plan entitled "Plan of Land 40 Reservoir Street, Brockton, Massachusetts (Plymouth County)" dated October 2, 1997 by Welch Associates Land Surveyors, Inc., which plan is recorded with the Plymouth County Registry of Deeds as Plan No. 757 of 1997 and recorded with the Norfolk County Registry of Deeds as Plan No. 689 of 1997 in Plan Book 451.

Being the same premises conveyed to Hamilton Oaks Associates, LLC, a Delaware limited liability company, by deed of Oaks Apartments, LLC dated December 22, 1999 and recorded in the Plymouth County Registry of Deeds in Book 18156, Page 36 and filed in the Plymouth Registry District of the Land Court as Document No. 459448 with Certificate of Title No. 96748.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-3
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.              Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.              Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.              Section 10 of the Security Instrument is hereby amended and restated as follows:

10.	Release.

Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-1
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.              Section 11 of the Security Instrument is hereby amended and restated as follows:

11.	Governing Law; Consent to Jurisdiction and Venue.

The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 14 of this Security Instrument.

5.             The following section is hereby added to the Security Instrument as Section 15 (Substitution):

15.	Substitution.

The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.              The following section is hereby added to the Security Instrument as Section 16 (Remedies Against Other Collateral):

16.	Remedies Against Other Collateral.

Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-2
Massachusetts (Hamilton Oaks, Norfolk County and Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording

return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(MASSACHUSETTS)

(MIDDLESEX COUNTY)

(HIGHLAND STREET APARTMENTS)

Fannie Mae Multifamily Security Instrument	Form 6025.MA
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by HIGHLAND 38 LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Massachusetts, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located at the municipal address of 38 Highland St, Lowell, Massachusetts 01852 in the County of Middlesex, Commonwealth of Massachusetts, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. This Security Instrument and all of the grants herein, are made with MORTGAGE COVENANTS within the meaning of M.G.L.c. 183 Section 19.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 1
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.            Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 2
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)            any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)            the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)            Taxes; and

(d)            amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 3
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)            the Land;

(b)            the Improvements;

(c)            the Personalty;

(d)            current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 4
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

(f)            awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)            contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)            Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)            earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)            Imposition Deposits;

(k)            refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)            tenant security deposits;

(m)            names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)            Collateral Accounts and all Collateral Account Funds;

(o)            products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 5
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(p)            all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 6
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.            Security Agreement; Fixture Filing.

(a)            To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)            Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 7
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

3.            Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)            As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)            Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 8
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

(d)            If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

(e)            Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 9
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)            obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)            obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)            responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

(g)            Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 10
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.            Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)            paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)            entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)            obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)            paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 11
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

5.            Default; Acceleration; Remedies.

(a)            If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

(b)            This Security Instrument is made upon the STATUTORY CONDITION provided for by M.G.L.c. 183 Section 20, and upon the further condition that all covenants and agreements of Borrower contained in this Security Instrument shall be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default shall exist and continue under this Security Instrument, Lender shall have, as to the Mortgaged Property, the STATUTORY POWER OF SALE. Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)            Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)            Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

(3)            within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

(4)            the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

(c)            Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)            In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 12
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

6.            Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.            Waiver of Redemption; Rights of Tenants.

(a)            Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)            Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 13
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)            Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)            if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

(b)            Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.            Notice.

(a)            All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)            deemed given on the earlier to occur of:

(A)            the date when the notice is received by the addressee; or

(B)            if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 14
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)            Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.            Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

10.            Release.

Upon payment of the Indebtedness, Lender shall discharge this Security Instrument. Borrower shall pay Lender’s reasonable costs incurred in discharging this Security Instrument.

11.            Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

12.            Miscellaneous Provisions.

(a)            This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 15
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)            The following rules of construction shall apply to this Security Instrument:

(1)            The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)            Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)            Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)            Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)            As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)            Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)            Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 16
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(8)            All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)            “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

13.            Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

14.            WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 17
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

HIGHLAND 38 LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By:	Highland 38, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

	By:	(SEAL)

	Name:	Jameson Brown
	Title:	Treasurer

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-1
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________     , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of Highland 38, Inc., a Massachusetts corporation, the General Partner of Highland 38 Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________     , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of Highland 38, Inc., a Massachusetts corporation, the General Partner of Highland 38 Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-2
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational identification number of Borrower (as Debtor under any applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: Highland 38 Limited Partnership

Debtor Chief Executive Office Address:

c/o The Hamilton Company, Inc.

39 Brighton Avenue

Boston, Massachusetts 02134

Attn: Jameson Brown, CEO and Andrew Bloch, CFO

Debtor Organizational ID Number: L00712485

The name and chief executive office of Lender (as Secured Party) are:

Secured Party Name: KeyBank National Association

Secured Party Chief Executive Office Address:

127 Public Square

Cleveland, Ohio 44114

Lender Notice Address:

KeyBank Real Estate Capital - Servicing Department

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Mail code: KS-01-11-0501

Attention: Servicing Manager

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-3
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

HIGHLAND STREET APARTMENTS

EXHIBIT A

The land with the buildings thereon situated on Highland Street, Lowell, Middlesex County, Massachusetts being bounded and described as follows:

NORTHERLY by Highland Street, one hundred (100) feet;

EASTERLY by land now or formerly of Margaret C. Donahue et al, three hundred fifty-nine and 55/100 (359.55) feet;

SOUTHERLY by lands now or formerly of Ellen Baxter and Anthony G. Petullo et ux, one hundred and 10/100 (100.10) feet; and

WESTERLY by land now or formerly of Joseph J. Foley et al, three hundred and fifty-eight and 90/100 (358.90) feet.

Said land is shown on plan drawn by Dana F. Perkins & Sons, Inc., Surveyor dated October 26, 1967, filed in the Land Court as Plan No. 35436A (the "Plan"), a copy of a portion of which has been filed in Middlesex North District Registry of Deeds in Book 1850, Page 774.

Being the same premises conveyed to Highland 38 Limited Partnership by deed of New England Realty Associates Limited Partnership dated July 21, 2000 and recorded in the Middlesex North Registry of Deeds in Book 10946, Page 155.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-1
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.            Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.            Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.            Section 10 of the Security Instrument is hereby amended and restated as follows:

10.            Release.

Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-1
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.            Section 11 of the Security Instrument is hereby amended and restated as follows:

11.            Governing Law; Consent to Jurisdiction and Venue.

The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 14 of this Security Instrument.

5.            The following section is hereby added to the Security Instrument as Section 15 (Substitution):

15.            Substitution.

The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.            The following section is hereby added to the Security Instrument as Section 16 (Remedies Against Other Collateral):

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-2
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

16.            Remedies Against Other Collateral.

Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-3
Massachusetts (Highland Street Apartments, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording

return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(MASSACHUSETTS)

(MIDDLESEX COUNTY)

(OLDE ENGLISH VILLAGE)

Fannie Mae Multifamily Security Instrument	Form 6025.MA
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Massachusetts, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located at the municipal address of 714 Chelmsford St, Lowell, Massachusetts 01851 in the County of Middlesex, Commonwealth of Massachusetts, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. This Security Instrument and all of the grants herein, are made with MORTGAGE COVENANTS within the meaning of M.G.L.c. 183 Section 19.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 1
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.            Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 2
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)            any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)            the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)            Taxes; and

(d)            amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 3
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)            the Land;

(b)            the Improvements;

(c)            the Personalty;

(d)            current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

(e)            insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 4
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)            contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)            Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)            earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)            Imposition Deposits;

(k)            refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)            tenant security deposits;

(m)            names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)            Collateral Accounts and all Collateral Account Funds;

(o)            products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

(p)            all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 5
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 6
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.            Security Agreement; Fixture Filing.

(a)            To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)            Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

(c)            All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 7
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

3.            Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)            As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)            Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

(c)            If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 8
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(d)            If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

(e)            Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 9
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)            obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)            obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)            responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

(g)            Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 10
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.            Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)            paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)            entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)            obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)            paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

5.            Default; Acceleration; Remedies.

(a)            If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 11
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            This Security Instrument is made upon the STATUTORY CONDITION provided for by M.G.L.c. 183 Section 20, and upon the further condition that all covenants and agreements of Borrower contained in this Security Instrument shall be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default shall exist and continue under this Security Instrument, Lender shall have, as to the Mortgaged Property, the STATUTORY POWER OF SALE. Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)            Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)            Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

(3)            within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

(4)            the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 12
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)            In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

(e)            Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 13
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

6.            Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.            Waiver of Redemption; Rights of Tenants.

(a)            Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)            Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

(2)            Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)            if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 14
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.            Notice.

(a)            All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)            deemed given on the earlier to occur of:

(A)            the date when the notice is received by the addressee; or

(B)            if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

(b)            Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)            Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.            Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 15
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

10.            Release.

Upon payment of the Indebtedness, Lender shall discharge this Security Instrument. Borrower shall pay Lender’s reasonable costs incurred in discharging this Security Instrument.

11.            Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

12.            Miscellaneous Provisions.

(a)            This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

(b)            The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)            The following rules of construction shall apply to this Security Instrument:

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 16
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(1)            The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)            Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)            Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)            Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)            As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)            Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)            Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

(8)            All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)            “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

13.            Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 17
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

14.            WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 18
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Olde English Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

	By:	(SEAL)

	Name:	Jameson Brown
	Title:	Treasurer

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-1
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________      , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of Olde English Apartments, Inc., a Massachusetts corporation, the General Partner of Olde English Apartments Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________      , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of Olde English Apartments, Inc., a Massachusetts corporation, the General Partner of Olde English Apartments Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-2
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational identification number of Borrower (as Debtor under any applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: Olde English Apartments Limited Partnership

Debtor Chief Executive Office Address:

c/o The Hamilton Company, Inc.

39 Brighton Avenue

Boston, Massachusetts 02134

Attn: Jameson Brown, CEO and Andrew Bloch, CFO

Debtor Organizational ID Number: L95502673

The name and chief executive office of Lender (as Secured Party) are:

Secured Party Name: KeyBank National Association

Secured Party Chief Executive Office Address:

127 Public Square

Cleveland, Ohio 44114

Lender Notice Address:

KeyBank Real Estate Capital - Servicing Department

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Mail code: KS-01-11-0501

Attention: Servicing Manager

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-3
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

OLDE ENGLISH VILLAGE

EXHIBIT A

The Land, with the buildings thereon, situated in Lowell, Middlesex County, Massachusetts, shown as Lot 4 on a plan of land entitled "Plan of Land in Lowell, Massachusetts" dated June 3, 1970, drawn by Dana F. Perkins & Sons, Inc., which plan is recorded with the Middlesex North District Registry of Deeds in Plan Book 111, Plan 3, said Lot 4 being bounded and described as follows:

NORTHERLY	by the Southerly side of Newell Street, as shown on said plan, 287.25 feet;

SOUTHEASTERLY	by land of Courier Citizens Company, as shown on said plan in two courses of 111.67 feet and 401.83 feet respectively;

SOUTHWESTERLY	by a part of Lot 3, as shown on said plan, 182.78 feet;

NORTHWESTERLY	again by a part of said Lot 3, as shown on said plan, 68.77 feet;

SOUTHERLY	again by a part of said Lot 3, as shown on said plan, 150.00 feet;

WESTERLY	by Lot 5, as shown on said plan, 158.95 feet;

NORTHERLY	by a part of land of Peter H. and Mary L. Malay, by land of Joseph D. and Mary A. McMahon and by land of Charles P. Conlon, all as shown on said plan, 195.00 feet; and

WESTERLY	again by land of said Charles P. Conlon, as shown on said plan, 150.95 feet.

Said Lot 4 containing, according to said plan, 2.88 acres ±.

Together with the perpetual right and easement for the benefit of and running with the premises hereby conveyed in common with others lawfully entitled to pass and repass by foot and by vehicle over and across Lot 5, 20 feet in width as shown on a plan entitled "Plan of Land in Lowell, Massachusetts", dated October 13, 1970, prepared by Dana F. Perkins & Sons, Inc., Civil Engineers & Surveyors, recorded with Middlesex North District Registry of Deeds in Plan book 111, Plan 158A; as affected by Agreement changing the location of the easement by and between William T. McCarthy, Jr., Donald J. McCarthy, and First Federal Savings and Loan Association of Lowell, dated December 18, 1972, recorded in Book 2044, Page 718, and bounded and described as follows:

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-1
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Beginning at a stone bound in the Easterly side of Chelmsford Street at the most Southwesterly corner of the said Lot 5;

Thence running N. 15° 19’ 38” E 20 feet to a point;

Thence turning and running S 79° 23’ 30” E 157 feet, more or less, to a point on the Easterly bound of the said Lot 5;

Thence turning and running S 15° 27’ 16” W 20 feet to the most Southeasterly corner of the said Lot 5;

Thence turning and running N 79° 23’ 30” W by land now or formerly of Albert J. and Beatrice E. Levasseur 156.97 feet to the point of beginning.

Being the same premises conveyed to Olde English Apartments Limited Partnership by deed of New England Realty Associates Limited Partnership dated June 8, 1995 and recorded in the Middlesex North Registry of Deeds in Book 7505, Page 153.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-2
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.            Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.            Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.            Section 10 of the Security Instrument is hereby amended and restated as follows:

10.            Release.

Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-1
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.            Section 11 of the Security Instrument is hereby amended and restated as follows:

11.            Governing Law; Consent to Jurisdiction and Venue.

The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 14 of this Security Instrument.

5.            The following section is hereby added to the Security Instrument as Section 15 (Substitution):

15.            Substitution.

The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.            The following section is hereby added to the Security Instrument as Section 16 (Remedies Against Other Collateral):

16.            Remedies Against Other Collateral.

Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-2
Massachusetts (Olde English Village, Middlesex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording

return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(MASSACHUSETTS)

(WORCESTER COUNTY)

(REDWOOD HILLS)

Fannie Mae Multifamily Security Instrument	Form 6025.MA
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by REDWOOD HILLS LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Massachusetts, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located at the municipal address of 376 Sunderland Rd, Worcester, Massachusetts 01604 in the County of Worcester, Commonwealth of Massachusetts, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. This Security Instrument and all of the grants herein, are made with MORTGAGE COVENANTS within the meaning of M.G.L.c. 183 Section 19.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 1
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.            Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 2
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)            any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)            the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)            Taxes; and

(d)            amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 3
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)            the Land;

(b)            the Improvements;

(c)            the Personalty;

(d)            current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

(e)            insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 4
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)            contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)            Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)            earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)            Imposition Deposits;

(k)            refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)            tenant security deposits;

(m)            names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)            Collateral Accounts and all Collateral Account Funds;

(o)            products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

(p)            all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 5
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 6
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.            Security Agreement; Fixture Filing.

(a)            To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)            Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

(c)            All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 7
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

3.            Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)            As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)            Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

(c)            If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 8
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(d)            If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

(e)            Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 9
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)            obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)            obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)            responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

(g)            Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 10
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.            Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)            paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)            entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)            obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)            paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

5.            Default; Acceleration; Remedies.

(a)            If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 11
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            This Security Instrument is made upon the STATUTORY CONDITION provided for by M.G.L.c. 183 Section 20, and upon the further condition that all covenants and agreements of Borrower contained in this Security Instrument shall be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default shall exist and continue under this Security Instrument, Lender shall have, as to the Mortgaged Property, the STATUTORY POWER OF SALE. Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)            Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)            Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

(3)            within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

(4)            the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 12
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)            In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

(e)            Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 13
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

6.            Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.            Waiver of Redemption; Rights of Tenants.

(a)            Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)            Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

(2)            Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)            if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 14
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.            Notice.

(a)            All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)            deemed given on the earlier to occur of:

(A)            the date when the notice is received by the addressee; or

(B)            if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

(b)            Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)            Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.            Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 15
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

10.            Release.

Upon payment of the Indebtedness, Lender shall discharge this Security Instrument. Borrower shall pay Lender’s reasonable costs incurred in discharging this Security Instrument.

11.            Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

12.            Miscellaneous Provisions.

(a)            This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

(b)            The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)            The following rules of construction shall apply to this Security Instrument:

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 16
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(1)            The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)            Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)            Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)            Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)            As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)            Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)            Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

(8)            All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)            “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

13.            Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 17
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

14.            WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 18
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

REDWOOD HILLS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Redwood Hills, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

	By:	(SEAL)

	Name:	Jameson Brown
	Title:	Treasurer

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-1
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________      , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of Redwood Hills, Inc., a Massachusetts corporation, the General Partner of Redwood Hills Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________      , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of Redwood Hills, Inc., a Massachusetts corporation, the General Partner of Redwood Hills Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-2
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational identification number of Borrower (as Debtor under any applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: Redwood Hills Limited Partnership

Debtor Chief Executive Office Address:

c/o The Hamilton Company, Inc.

39 Brighton Avenue

Boston, Massachusetts 02134

Attn: Jameson Brown, CEO and Andrew Bloch, CFO

Debtor Organizational ID Number: L95503514

The name and chief executive office of Lender (as Secured Party) are:

Secured Party Name: KeyBank National Association

Secured Party Chief Executive Office Address:

127 Public Square

Cleveland, Ohio 44114

Lender Notice Address:

KeyBank Real Estate Capital - Servicing Department

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Mail code: KS-01-11-0501

Attention: Servicing Manager

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-3
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

REDWOOD HILLS

EXHIBIT A

The land with the buildings thereon in Worcester, Worcester County, Massachusetts, being shown as Parcels 2, 3, 4 & 5 on a plan entitled "Plan of Land in Worcester, Massachusetts, to be conveyed to Schechter Development Co., Inc. by various owners: and prepared by Moore Survey & Mapping corp., dated October 25, 1972, and recorded with the Worcester District Registry of Deeds in Plan Book 372, Plan 44, and further bounded and described as follows:

Beginning at a point in the southwesterly side of Sunderland Road at a corner of land now or formerly of one Forleo as shown on plan hereinafter mentioned; thence South 37° 16’ 30” West, One Hundred Fifty-Eight and 78/100 (158.78) feet to a point in a stone wall; thence South 37° 52’ 00” West by the stone wall, Eight Hundred Fifty-Three and 75/100 (853.75) feet; thence South 23° 55’ 02” West, Forty-Eight and 52/100 (48.52) feet; thence South 29° 21’ 30” West, One Hundred Thirty-Five and 75/100 (135.75) feet by a stone wall; thence South 33° 00’ 59” West still by the stone wall One Hundred Thirty-Five and 43/100 (135.43) feet to a corner of stone walls; thence North 57° 03’ 30” West by a stone wall, Four Hundred Nine and 20/100 (409.20) feet; thence North 57° 16’ 29” West, Two Hundred Ninety-Two and 63/100 (292.63) feet; thence North 57° 16’ 29” West, One Hundred Fourteen and 48/100 (114.48) feet; thence 57° 35’ 01” West, One Hundred Sixty-Six and 70/100 (166.70) feet; thence North 57° 27’ 00” West, Two Hundred Three and 93/100 (203.93) feet; thence North 46° 21’ 00” East, Six Hundred Sixty and 93/100 (660.93) feet; thence North 47° 34’ 00” East, Two Hundred Fifty-Three and 19/100 (253.19) feet; thence North 45° 50’ 01” East, Seven and 58/100 (7.58) feet; thence South 44° 09’ 59” East, One Hundred Fifty and 26/100 (115.26) feet; thence North 58° 44’ 24” East, Seven Hundred Eleven and 91/100 (711.91) feet to a point; thence North 58° 44’ 24” East, Seventeen and 00/100 (17.00) feet to a point in the southwesterly line of Sunderland Road; thence South 31° 24’ 20” East by the southwesterly side of Sunderland Road, Three Hundred Eighty-Two and 94/100 (382.94) feet; thence south 43° 31’ 00” East still by the southwesterly side of Sunderland Road, Ninety-Nine and 76/100 (99.76) feet; thence South 66° 40’ 59” East still by the southwesterly side of Sunderland Road, Seventeen and 30/100 (17.30) feet to the point of beginning.

Being the same premises conveyed to Redwood Hills Limited Partnership by deed of Sally A. Starr and Lisa A. Brown, Trustees of Omnibus Realty Trust dated June 19, 1995 and recorded in the Worcester District Registry of Deeds in Book 17125, Page 341.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-1
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.            Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.            Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.            Section 10 of the Security Instrument is hereby amended and restated as follows:

10.            Release.

Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-1
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.            Section 11 of the Security Instrument is hereby amended and restated as follows:

11.            Governing Law; Consent to Jurisdiction and Venue.

The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 14 of this Security Instrument.

5.            The following section is hereby added to the Security Instrument as Section 15 (Substitution):

15.            Substitution.

The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.            The following section is hereby added to the Security Instrument as Section 16 (Remedies Against Other Collateral):

16.            Remedies Against Other Collateral.

Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-2
Massachusetts (Redwood Hills, Worcester County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording

return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(MASSACHUSETTS)

(ESSEX COUNTY)

(RIVER DRIVE APARTMENTS)

Fannie Mae Multifamily Security Instrument	Form 6025.MA
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by RIVER DRIVE LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Massachusetts, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located at the municipal address of 3 River Drive, Danvers, Massachusetts 01923 in the County of Essex, Commonwealth of Massachusetts, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. This Security Instrument and all of the grants herein, are made with MORTGAGE COVENANTS within the meaning of M.G.L.c. 183 Section 19.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 4
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.            Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 5
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)            any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)            the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)            Taxes; and

(d)            amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 6
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)            the Land;

(b)            the Improvements;

(c)            the Personalty;

(d)            current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 7
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

(f)            awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)            contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)            Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)            earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)            Imposition Deposits;

(k)            refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)            tenant security deposits;

(m)            names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)            Collateral Accounts and all Collateral Account Funds;

(o)            products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 8
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(p)            all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 9
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.            Security Agreement; Fixture Filing.

(a)            To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)            Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 10
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

3.            Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)            As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)            Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 11
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

(d)            If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

(e)            Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 12
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)            obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)            obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)            responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

(g)            Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 13
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.            Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)            paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)            entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)            obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)            paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 14
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

5.            Default; Acceleration; Remedies.

(a)            If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

(b)            This Security Instrument is made upon the STATUTORY CONDITION provided for by M.G.L.c. 183 Section 20, and upon the further condition that all covenants and agreements of Borrower contained in this Security Instrument shall be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default shall exist and continue under this Security Instrument, Lender shall have, as to the Mortgaged Property, the STATUTORY POWER OF SALE. Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)            Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)            Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 15
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(3)            within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

(4)            the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

(c)            Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)            In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 16
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

6.            Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.            Waiver of Redemption; Rights of Tenants.

(a)            Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)            Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 17
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)            Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)            if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

(b)            Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.            Notice.

(a)            All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)            deemed given on the earlier to occur of:

(A)            the date when the notice is received by the addressee; or

(B)            if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 18
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)            Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.            Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

10.            Release.

Upon payment of the Indebtedness, Lender shall discharge this Security Instrument. Borrower shall pay Lender’s reasonable costs incurred in discharging this Security Instrument.

11.            Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

12.            Miscellaneous Provisions.

(a)            This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 19
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)            The following rules of construction shall apply to this Security Instrument:

(1)            The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)            Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)            Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)            Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)            As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)            Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)            Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 20
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(8)            All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)            “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

13.            Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

14.            WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 15
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

RIVER DRIVE LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By:	River Drive, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

	By:	(SEAL)

	Name:	Jameson Brown
	Title:	Treasurer

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-16
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________     , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of River Drive, Inc., a Massachusetts corporation, the General Partner of River Drive Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________     , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of River Drive, Inc., a Massachusetts corporation, the General Partner of River Drive Limited Partnership, a Massachusetts limited partnership, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-17
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational identification number of Borrower (as Debtor under any applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: River Drive Limited Partnership

Debtor Chief Executive Office Address:

c/o The Hamilton Company, Inc.

39 Brighton Avenue

Boston, Massachusetts 02134

Attn: Jameson Brown, CEO and Andrew Bloch, CFO

Debtor Organizational ID Number: L95500884

The name and chief executive office of Lender (as Secured Party) are:

Secured Party Name: KeyBank National Association

Secured Party Chief Executive Office Address:

127 Public Square

Cleveland, Ohio 44114

Lender Notice Address:

KeyBank Real Estate Capital - Servicing Department

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Mail code: KS-01-11-0501

Attention: Servicing Manager

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-3
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

RIVER DRIVE APARTMENTS

EXHIBIT A

That certain parcel of land situated in Danvers in the County of Essex and the Commonwealth of Massachusetts, bounded and described as follows:

NORTHEASTERLY by the southwesterly line of River Street one hundred twenty-seven and 78/100 (127.78) feet;

SOUTHEASTERLY by land now or formerly of Percy C. Peterson et ux fifty-one and 88/100 (51.88) feet;

NORTHEASTERLY by said Peterson et ux land and by land now or formerly of Edward W. Helinski et al, measuring on the upland about four hundred seventy-one (471) feet;

EASTERLY AND SOUTHEASTERLY by a creek and Crane River;

SOUTHWESTERLY by land now or formerly Anna Malsky, measuring on the upland about six hundred ninety-five (695) feet; and

NORTHWESTERLY by land now or formerly of the Town of Danvers three hundred thirty-eight and 97/100 (338.97) feet.

All of said boundaries, except the waterlines, are determined by the court to be located as shown upon plan numbered 30893-a, filed with original Certificate of Title No. 35326 in said Registry, the same being compiled from a plan drawn by Charles Axelrod, Surveyor, dated July 1961 and June 2, 1965, and additional data on file in the Land Registration Office, all as modified and approved by the Court.

Being the same premises conveyed to River Drive Limited Partnership by deed of New England Realty Associates Limited Partnership filed in the Essex South Registry District of the Land Court as Document No. 308577 with Certificate of Title No. 65650.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-1
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.            Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.            Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.            Section 10 of the Security Instrument is hereby amended and restated as follows:

10.            Release.

Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-1
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.            Section 11 of the Security Instrument is hereby amended and restated as follows:

11.            Governing Law; Consent to Jurisdiction and Venue.

The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 14 of this Security Instrument.

5.            The following section is hereby added to the Security Instrument as Section 15 (Substitution):

15.            Substitution.

The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.            The following section is hereby added to the Security Instrument as Section 16 (Remedies Against Other Collateral):

16.            Remedies Against Other Collateral.

Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-2
Massachusetts (River Drive Apartments, Essex County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Prepared by, and after recording

return to:

Venable LLP

600 Massachusetts Avenue, NW

Washington, DC 20001

Attention: Stephanie L. DeLong, Esq.

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(MASSACHUSETTS)

(PLYMOUTH COUNTY)

(WESTSIDE COLONIAL APARTMENTS)

Fannie Mae Multifamily Security Instrument	Form 6025.MA
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of November 30, 2021, is executed by WCB ASSOCIATES, LLC, a limited liability company organized and existing under the laws of Delaware, as mortgagor (“Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as mortgagee (“Lender”).

Borrower, Lender and others are parties to that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Lender shall, from time to time, make Advances to Borrower in accordance with the terms of the Loan Agreement. All Advances made in accordance with the Loan Agreement are referred to, collectively, as the “Mortgage Loan.”

Borrower, in consideration of (i) the Mortgage Loan evidenced by (a) that certain Multifamily Note in the original principal amount of $156,000,000 dated as of November 30, 2021, executed by Borrower and others and made payable to the order of Lender, (b) all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto, and (c) any additional Multifamily Notes issued from time to time pursuant to the Loan Agreement and all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto (individually and collectively, as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), and (ii) the Loan Agreement, and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender, with power of sale, the Mortgaged Property (as defined in this Security Instrument), including the real property located at the municipal address of 10 Westland St, Brockton, Massachusetts 02301 in the County of Plymouth, Commonwealth of Massachusetts, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. This Security Instrument and all of the grants herein, are made with MORTGAGE COVENANTS within the meaning of M.G.L.c. 183 Section 19.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 1
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, assign, remise, release, warrant and convey the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined in this Security Instrument) other than Permitted Encumbrances (as defined in this Security Instrument). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands other than Permitted Encumbrances.

Borrower and Lender, by its acceptance hereof, each covenants and agrees as follows:

1.            Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument, shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of the Loan Agreement, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 2
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)            any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)            the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)            Taxes; and

(d)            amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 3
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)            the Land;

(b)            the Improvements;

(c)            the Personalty;

(d)            current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

(e)            insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 4
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)            contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)            Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)            earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)            Imposition Deposits;

(k)            refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)            tenant security deposits;

(m)            names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)            Collateral Accounts and all Collateral Account Funds;

(o)            products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

(p)            all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 5
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 6
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.            Security Agreement; Fixture Filing.

(a)            To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

(b)            Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

(c)            All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 7
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

3.            Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)            As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

(b)            Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 8
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

(d)            If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

(e)            Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 9
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)            obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)            obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)            responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

(g)            Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 10
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.            Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)            paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)            entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)            obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)            paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

5.            Default; Acceleration; Remedies.

(a)            If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially by the STATUTORY POWER OF SALE granted herein; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 11
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            This Security Instrument is made upon the STATUTORY CONDITION provided for by M.G.L.c. 183 Section 20, and upon the further condition that all covenants and agreements of Borrower contained in this Security Instrument shall be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default shall exist and continue under this Security Instrument, Lender shall have, as to the Mortgaged Property, the STATUTORY POWER OF SALE. Borrower acknowledges that the STATUTORY POWER OF SALE granted in this Security Instrument may be exercised or directed by Lender without prior judicial hearing. In the event Lender invokes the power of sale:

(1)            Lender shall send to Borrower and any other Persons required to receive such notice, written notice of Lender’s election to cause the Mortgaged Property to be sold. Borrower hereby authorizes and empowers Lender to take possession of the Mortgaged Property, or any part thereof, and hereby grants to Lender a STATUTORY POWER OF SALE and authorizes and empowers Lender to sell (or, in the case of the default of any purchaser, to resell) the Mortgaged Property or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;

(2)            Lender shall have the authority to determine the terms of the sale, subject to applicable law. In connection with any such sale, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times. Lender shall have the right to become the purchaser at any such sale. Lender shall be entitled to receive costs and expenses from such sale not to exceed the amount permitted by applicable law;

(3)            within a reasonable time after the sale, Lender shall deliver to the purchaser of the Mortgaged Property a deed or such other appropriate conveyance document conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in such deed or document shall be prima facie evidence of the truth of the statements made in those recitals; and

(4)            the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 12
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)            In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5 and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

(e)            Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 13
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

6.            Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.            Waiver of Redemption; Rights of Tenants.

(a)            Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)            Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

(2)            Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)            if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 14
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

8.            Notice.

(a)            All notices under this Security Instrument shall be:

(1)            in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)            addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)            deemed given on the earlier to occur of:

(A)            the date when the notice is received by the addressee; or

(B)            if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

(b)            Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)            Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.            Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 15
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

10.            Release.

Upon payment of the Indebtedness, Lender shall discharge this Security Instrument. Borrower shall pay Lender’s reasonable costs incurred in discharging this Security Instrument.

11.            Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

12.            Miscellaneous Provisions.

(a)            This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

(b)            The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)            The following rules of construction shall apply to this Security Instrument:

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 16
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(1)            The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)            Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)            Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)            Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)            As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)            Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)            Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

(8)            All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)            “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 17
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

13.            Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

14.            WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Master Credit Facility Agreement)

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page 18
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

WCB ASSOCIATES, LLC,
a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

	By:	(SEAL)

	Name:	Jameson Brown
	Title:	Treasurer

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-1
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________     , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Ronald Brown, the President of NewReal, Inc., a Massachusetts corporation, the Manager of WCB Associates, LLC, a Delaware limited liability company, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________     , SS.

On this _____ day of _______________, 2021, before me, the undersigned notary public, personally appeared Jameson Brown, the Treasurer of NewReal, Inc., a Massachusetts corporation, the Manager of WCB Associates, LLC, a Delaware limited liability company, proved to me through satisfactory evidence of identification, which were ______________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

__________________________________

Notary Public

My Commission Expires:______________

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-2
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

The name, chief executive office and organizational identification number of Borrower (as Debtor under any applicable Uniform Commercial Code) are:

Debtor Name/Record Owner: WCB Associates, LLC

Debtor Chief Executive Office Address:

c/o The Hamilton Company, Inc.

39 Brighton Avenue

Boston, Massachusetts 02134

Attn: Jameson Brown, CEO and Andrew Bloch, CFO

Debtor Organizational ID Number: 6396378

The name and chief executive office of Lender (as Secured Party) are:

Secured Party Name: KeyBank National Association

Secured Party Chief Executive Office Address:

127 Public Square

Cleveland, Ohio 44114

Lender Notice Address:

KeyBank Real Estate Capital - Servicing Department

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Mail code: KS-01-11-0501

Attention: Servicing Manager

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page S-3
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

WESTSIDE COLONIAL APARTMENTS

EXHIBIT A

Five certain parcels of land with the buildings and improvements thereto belonging, situated in Brockton, Plymouth County, Massachusetts, and being shown as Lots 1, 2, 3, 4, and a Lot entitled "Advent Christian Church" on a plan entitled "Plan of Land in Brockton Belonging to Thomas J. Flatley," dated November 14, 1961 made by Hayward-Hayward & Boynton, Engineers and Surveyors, duly recorded with Plymouth County Registry of Deeds as Plan 821 of 1961. Said five parcels of land are together more particularly bounded and described as follows:

SOUTHWESTERLY by Pleasant Street, as shown on said plan, in four courses measuring, respectively, one hundred twenty-one and 80/100 (121.80) feet, fifty-five and 50/100 (55.50) feet, one hundred twenty-four and 40/100 (124.40) feet, and one hundred thirty-seven and 43/100 (137.43) feet;

NORTHWESTERLY by Amvets Memorial Highway, Commonwealth of Massachusetts (Route #24) in three courses measuring respectively, one hundred forty-four and 62/100 (144.62) feet, three hundred eighty and 57/100 (380.57) feet, and five hundred thirty-two and 47/100 (532.47) feet.

NORTHERLY by said last mentioned Highway fifty and 32/100 (50.32) feet;

EASTERLY by land of the City of Brockton, as shown on said plan, one hundred fourteen and 33/100 (114.33) feet;

SOUTHERLY by Alandale Avenue, as shown on said plan, thirty and 23/100 (30.23) feet;

EASTERLY again by Westland Street, as shown on said plan, in three courses measuring respectively, four hundred forty-five (445.00) feet, three hundred twenty (320.00) feet and three hundred twenty-six and 53/100 (326.53) feet;

SOUTHEASTERLY in a curved line forming the junction of Westland Street and Pleasant Street, as shown on said plan, twenty-five and 20/100 (25.20) feet.

There is appurtenant to said premises the right to use so much of Westland Street, in common with others entitled thereto, for all purposes for which streets and ways are commonly used in the City of Brockton, as shown on said plan, lying northerly of that portion of said street laid out by the City of Brockton by instrument duly recorded in Book 3336, Page 330, which portion of Westland Street is shown as private way on the title insurance plan referenced in Schedule B.

Being the same premises conveyed to WCB Associates, LLC by deed of WCA Limited Partnership dated December 2, 1999 and recorded in the Plymouth County Registry of Deeds in Book 18101, Page 253.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page A-1
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Master Credit Facility Agreement)

The foregoing Security Instrument is hereby modified as follows:

1.            Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.            Section 5 of the Security Instrument is hereby amended by replacing the first word of paragraph (a) “If” with the phrase “Subject to the terms of the Loan Agreement, if.”

3.            Section 10 of the Security Instrument is hereby amended and restated as follows:

10.            Release.

Reference is hereby made to Section 2.10 (Collateral Events) of the Loan Agreement. Subject to the terms, conditions and limitations of such Article, Borrower is entitled to obtain a release of this Security Instrument. If the original Lender named in this Security Instrument, or any successor, assignee or transferee to the original Lender’s interest in this Security Instrument, assigns or otherwise disposes of its interest in this Security Instrument and the Note, then upon such assignment or other disposition all liabilities and obligations to release the Mortgaged Property covered by this Security Instrument on the part of the original Lender, or such successor Lender, which accrue after such assignment or disposition shall cease and terminate and each successor Lender shall, without further agreement, be bound by Lender’s obligation to release the Mortgaged Property when obligated to do so under the Loan Agreement, but only during the period of such successor Lender’s ownership of the interest in this Security Instrument and the Note. PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Borrower pays to Lender the entire unpaid principal balance of the Note, the interest thereon and all other sums payable by Borrower to Lender as are secured by this Security Instrument, in accordance with the provisions of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, at the times and in the manner specified, without offset, deduction, fraud or delay, and Borrower complies with all the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, then this Security Instrument and the estate hereby granted shall cease and become void and Lender shall cancel this Security Instrument.

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-1
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

4.            Section 11 of the Security Instrument is hereby amended and restated as follows:

11.            Governing Law; Consent to Jurisdiction and Venue.

The provisions of Section 15.01 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction) are hereby incorporated into this Security Instrument by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein and, additionally, those provisions relating to the waiver of jury trial set forth in Section 15.02 of the Loan Agreement shall be deemed to supplement those provisions contained in Section 14 of this Security Instrument.

5.            The following section is hereby added to the Security Instrument as Section 15 (Substitution):

15.            Substitution.

The provisions of Section 2.10 (Collateral Events) of the Loan Agreement are hereby incorporated by reference as if such provisions were set forth in their entirety herein.

6.            The following section is hereby added to the Security Instrument as Section 16 (Remedies Against Other Collateral):

16.            Remedies Against Other Collateral.

Borrower hereby acknowledges that the Indebtedness is also secured by liens on collateral which may be located in jurisdictions other than the Property Jurisdiction. Borrower further agrees and consents that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole and absolute discretion, to exercise any and all rights and remedies in and under any of the Loan Documents, including the right to proceed, at the same or at different times, to foreclose any or all liens against such collateral (or sell such collateral under power of sale) in accordance with the terms of this Security Instrument or any other Security Instrument, by any proceedings appropriate in the jurisdictions where such collateral is located, and that no enforcement action taking place in any jurisdiction shall preclude or bar enforcement in any other jurisdiction. Any Foreclosure Event brought in any jurisdiction in which collateral is located may be brought and prosecuted as to any part of such collateral without regard to the fact that a Foreclosure Event has not been instituted elsewhere on any other part of the collateral for the Indebtedness. No notice, except as may be expressly required by the Loan Documents or by applicable law, shall be required to be given to Borrower in connection with (a) the occurrence of such Event of Default, or (b) Lender’s exercise of any and all of its rights or remedies after the occurrence of such Event of Default.

[Remainder of Page Intentionally Blank]

Fannie Mae Multifamily Security Instrument	Form 6025.MA	Page B-2
Massachusetts (Westside Colonial Apartments, Plymouth County)	06-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)